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                                                                 Exhibit 21.1



                   SUBSIDIARIES OF PSYCHIATRIC SOLUTIONS, INC.

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Name                                                                   State
----                                                                   -----
Aeries Healthcare Corporation                                         Delaware
Aeries Healthcare of Illinois, Inc.                                   Illinois
Atlantic Shores Hospital, LLC                                         Delaware
Behavioral Educational Services, Inc.                                 Delaware
Behavioral Healthcare LLC                                             Delaware
BHC Alhambra Hospital, Inc.                                           Tennessee
BHC Belmont Pines Hospital, Inc.                                      Tennessee
BHC Canyon Ridge Hospital, LLC                                        Delaware
BHC Cedar Crest RTC, Inc.                                             Texas
BHC Cedar Vista Hospital, Inc.                                        California
BHC Clinicas Del Este Hospital, Inc.                                  Tennessee
BHC Fairfax Hospital, Inc.                                            Tennessee
BHC Fort Lauderdale Hospital, Inc.                                    Tennessee
BHC Fox Run Hospital, Inc.                                            Tennessee
BHC Fremont Hospital, Inc.                                            Tennessee
BHC Gulf Coast Management Group, Inc.                                 Tennessee
BHC Health Services of Nevada, Inc.                                   Nevada
BHC Heritage Oaks Hospital, Inc.                                      Tennessee
BHC Holdings, Inc.                                                    Delaware
BHC Hospital Holdings, Inc.                                           Delaware
BHC Intermountain Hospital, Inc.                                      Tennessee
BHC Management Holdings, Inc.                                         Delaware
BHC Management Services, LLC                                          Delaware
BHC Management Services of Indiana, LLC                               Delaware
BHC Management Services of Kentucky, LLC                              Delaware
BHC Management Services of Louisiana, LLC                             Delaware
BHC Management Services of New Mexico, LLC                            Delaware
BHC Management Services of Pennsylvania, LLC                          Delaware
BHC Management Services of Streamwood, LLC                            Delaware
BHC Management Services of Tulsa, LLC                                 Delaware
BHC Mesilla Valley Hospital, LLC                                      Delaware
BHC Millwood Hospital, Inc.                                           Tennessee
BHC Montevista Hospital, Inc.                                         Nevada
BHC Newco 2, LLC                                                      Delaware
BHC Newco 3, LLC                                                      Delaware
BHC Newco 4, LLC                                                      Delaware
BHC Newco 5, LLC                                                      Delaware
BHC Newco 6, LLC                                                      Delaware
BHC Newco 7, LLC                                                      Delaware
BHC Newco 8, LLC                                                      Delaware
BHC Newco 9, LLC                                                      Delaware
BHC Newco 10, LLC                                                     Delaware
BHC Northwest Psychiatric Hospital, LLC                               Delaware
BHC of Indiana General Partnership                                    Indiana
BHC Pacific Gateway Hospital, Inc.                                    Tennessee
BHC Pacific Shores Hospital, Inc.                                     California
BHC Pacific View RTC, Inc.                                            Tennessee
BHC Physician Services of Kentucky, LLC                               Delaware
BHC Pinnacle Pointe Hospital, Inc.                                    Tennessee
BHC Properties, LLC                                                   Tennessee
BHC Ross Hospital, Inc.                                               California
BHC San Juan Capestrano Hospital, Inc.                                Tennessee

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
BHC Sierra Vista Hospital, Inc.                                       Tennessee
BHC Spirit of St. Louis Hospital, Inc.                                Tennessee
BHC Streamwood Hospital, Inc.                                         Tennessee
BHC Vista Del Mar Hospital, Inc.                                      Tennessee
BHC Windsor Hospital, Inc.                                            Ohio
Bloomington Meadows, G.P.                                             Indiana
Bountiful Psychiatric Hospital, Inc.                                  Utah
Brentwood Acquisition, Inc.                                           Tennessee
Brentwood Acquisition-Shreveport, Inc.                                Delaware
Canyon Ridge Hospital, Inc.                                           California
Canyon Ridge Real Estate, LLC                                         Delaware
Children's Hospital of Vicksburg, LLC                                 Mississippi
Collaborative Care Corporation                                        Tennessee
Columbus Hospital Partners, LLC                                       Tennessee
Columbus Hospital, LLC                                                Delaware
Community Psychiatric Centers of Texas, Inc.                          Texas
CPC/Clinicas Del Este, Inc.                                           Puerto Rico
Cumberland Hospital, LLC                                              Virginia
Cypress Creek Real Estate, L.P.                                       Texas
East Carolina Psychiatric Services Corporation                        North Carolina
Fort Lauderdale Hospital, Inc.                                        Florida
Great Plains Hospital, Inc.                                           Missouri
Gulf Coast Treatment Center, Inc.                                     Florida
H.C. Corporation                                                      Alabama
H.C. Partnership                                                      Alabama
Havenwyck Hospital Inc.                                               Michigan
High Plains Behavioral Health, L.P.                                   Delaware
Holly Hill Hospital, LLC                                              Tennessee
Holly Hill Real Estate, LLC                                           North Carolina
HSA Hill Crest Corporation                                            Alabama
HSA of Oklahoma, Inc.                                                 Oklahoma
Indiana Psychiatric Institutes, LLC                                   Delaware
InfoScriber Corporation                                               Delaware
Integrated Healthcare Systems Corp.                                   Puerto Rico
Laurelwood Center, Inc.                                               Mississippi
Lebanon Hospital Partners, LLC                                        Tennessee
Lebanon Hospital, LLC                                                 Delaware
Mesilla Valley General Partnership                                    New Mexico
Mesilla Valley Hospital, Inc.                                         New Mexico
Mesilla Valley Mental Health Associates, Inc.                         New Mexico
Michigan Psychiatric Services, Inc.                                   Michigan
Millwood Hospital, L.P.                                               Texas
Neuro Institute of Austin, L.P.                                       Texas
Neuro Rehab Real Estate, L.P.                                         Texas
Northern Indiana Hospital, LLC                                        Delaware
Northern Indiana Partners, LLC                                        Tennessee
Palmetto Behavioral Health Solutions, L.L.C.                          South Carolina
Palmetto Behavioral Health System, L.L.C.                             South Carolina
Palmetto Lowcountry Behavioral Health, L.L.C.                         South Carolina
Palmetto Pee Dee Behavioral Health, L.L.C.                            South Carolina
Peak Behavioral Health Services, LLC                                  Delaware
Premier Behavioral Solutions, Inc.                                    Delaware
Premier Behavioral Solutions of Alabama, Inc.                         Delaware
Premier Behavioral Solutions of Florida, Inc.                         Delaware
PSI Cedar Springs Hospital, Inc.                                      Delaware
PSI Cedar Springs Hospital Real Estate, Inc.                          Colorado

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
PSI Community Mental Health Agency Management, Inc.                   Tennessee
PSI Crossings, LLC                                                    Delaware
PSI-EAP, Inc.                                                         Delaware
PSI Hospitals, Inc.                                                   Delaware
PSI Pride Institute, Inc.                                             Minnesota
PSI Summit Hospital, Inc.                                             New Jersey
PSI Surety, Inc.                                                      South Carolina
PSI Texas Hospitals, LLC                                              Texas
PSI Vermilion, LLC                                                    Louisiana
PSI Willow Crest, Inc.                                                Oklahoma
Psychiatric Management Resources, Inc.                                California
Psychiatric Practice Management of Arkansas, Inc.                     Tennessee
Psychiatric Solutions Hospitals, LLC                                  Delaware
Psychiatric Solutions of Alabama, Inc.                                Tennessee
Psychiatric Solutions of Arizona, Inc.                                Delaware
Psychiatric Solutions of Leesburg, Inc.                               Tennessee
Psychiatric Solutions of Montana, Inc.                                Montana
Psychiatric Solutions of Oklahoma Real Estate, Inc.                   Delaware
Psychiatric Solutions of South Carolina, Inc.                         Delaware
Psychiatric Solutions of Tennessee, Inc.                              Tennessee
Psychiatric Solutions of Utah, Inc.                                   Utah
Psychiatric Solutions of Virginia, Inc.                               Tennessee
Ramsay Managed Care, Inc.                                             Delaware
Ramsay Youth Services of Georgia, Inc.                                Delaware
Ramsay Youth Services Puerto Rico, Inc.                               Puerto Rico
Red Rock Solutions, LLC                                               Delaware
RHCI San Antonio, Inc.                                                Delaware
Riveredge Real Estate, Inc.                                           Illinois
Shadow Mountain Behavioral Health System, LLC                         Delaware
Solutions Center of Little Rock, Inc.                                 Tennessee
Sunstone Behavioral Health, LLC                                       Tennessee
Texas Cypress Creek Hospital, L.P.                                    Texas
Texas Laurel Ridge Hospital, L.P.                                     Texas
Texas Laurel Ridge Hospital Real Estate, L.P.                         Texas
Texas Oaks Psychiatric Hospital, L.P.                                 Texas
Texas Oaks Psychiatric Hospital Real Estate, L.P.                     Texas
Texas San Marcos Treatment Center, L.P.                               Texas
Texas San Marcos Treatment Center Real Estate, L.P.                   Texas
Texas West Oaks Hospital, L.P.                                        Texas
The Counseling Center of Middle Tennessee, Inc.                       Tennessee
Therapeutic School Services, L.L.C.                                   Oklahoma
Transitional Care Ventures, Inc.                                      Delaware
Transitional Care Ventures (Texas), Inc.                              Delaware
Tucson Health Systems, Inc.                                           Delaware
Valle Vista Hospital Partners, LLC                                    Tennessee
Valle Vista, LLC                                                      Delaware
Wellstone Holdings, Inc.                                              Delaware
Wellstone Regional Hospital Acquisition, LLC                          Indiana
West Oaks Real Estate, L.P.                                           Texas
Whisper Ridge of Staunton, LLC                                        Delaware
Willow Springs, LLC                                                   Delaware

JOINT VENTURES

Red Rock Behavioral Health L.L.C. (20% owned)                         Delaware
Sonora Behavioral Health Hospital, L.L.C. (24% owned)                 Arizona
Valley Behavioral Health Network, LLC (33.33% owned)                  California

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